SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 29, 2001
                        --------------------------------
                        (Date of earliest event reported)


                                 DECORIZE, INC.
              ------------------------------------------------------
              Exact name of registrant as specified in its charter

         Delaware                          333-88083             43-1931810
------------------------------       --------------------    -----------------
State of other jurisdiction of        Commission File No.     I.R.S. Employer
incorporation or organization                                     ID No.


            211 S. Union Street, Suite F, Springfield, Missouri 65802
            ---------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (417) 879-3326

                             Guidelocator.com, Inc.
                  10710 Estelle Circle, Montgomery, Texas 77356
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 1.  CHANGES IN CONTROL OF THE REGISTRANT

         On June 29, 2001, as a direct result of the transactions referred to in
Item 2 hereof, Jon Baker, James K. Parsons, Timothy M. Dorgan, Fabian Garcia and Kevin Bohren, shareholders of Decorate, Inc., became "control persons" of the Registrant as that term is defined in the Securities Act of 1933, as amended. The status of Messrs. Baker, Parsons, Dorgan, Garcia and Bohren as control persons arises from the issuance of an aggregate of 7,700,000 shares of the Registrant's Common Stock (approximately 77% of the total issued and outstanding shares) to the shareholders of Decorate, Inc. Additionally, with the consummation of the transactions referred to in Item 2, Ms. Ruth Shepley, the sole officer and director of the Registrant prior to the transaction described below, resigned her positions as an officer and director of the Registrant. Jon Baker, James K. Parsons, Timothy M. Dorgan, Fabian Garcia and Kevin Bohren were elected directors in her place and stead.

         The new Board of Directors then appointed the following officers:

         Jon Baker           President and Chief Executive Officer
         James K. Parsons    Executive Vice President
         Brent Olson         Vice President of Finance, CFO and Treasurer
         J. Kent Martin      Vice President of Sales and Marketing
         David A. Orwick     Vice President of Operations
         Gaylen Ball         Corporate Secretary and Director of Human Resources

         The following sets forth certain information concerning each of the Registrant's new directors and executive officers:

Jon Baker            Chairman of the Board, President and Chief Executive
                     Officer of Decorize, Inc., Chairman of the Board, President and Treasurer of GuildMaster, Inc.

         Mr. Baker was elected Chairman of the Board of the Registrant on June 29, 2001, and appointed President and Chief Executive Officer on the same day. Mr. Baker co-founded Decorate, Inc. (f/k/a Decorize.com) in March 2000. From July 1997 to May 2000, Mr. Baker served as Managing Partner of GuildMaster, Inc., a home furnishings manufacturer located in Missouri, now a wholly owned subsidiary of the Registrant, and for which Mr. Baker serves as Chairman of the Board, President and Treasurer. From October 1992 to June 2000, Mr. Baker owned and operated Baker McCormick Group, Inc., a national leadership consulting and training company with clients ranging from Sprint to Anheuser Busch, Inc. Previously, Mr. Baker served as President and Chief Operating Officer of Noble Communications, a marketing communications company. He also served as Division Chairman for Earle, Palmer, Brown, a marketing services firm. Mr. Baker began his career in marketing with Procter and Gamble. He has been responsible for building brands for Stouffers, B.F. Goodrich, Tyson Foods, and Ralston Purina. Mr. Baker graduated from Kent State University with a degree in Advertising.

James K. Parsons     Director and Executive Vice President of Decorize, Inc.
                     Secretary and Director of GuildMaster, Inc.

         Mr. Parsons was elected a Director and appointed Executive Vice President of the Registrant on June 29, 2001. Mr. Parsons co-founded Decorate, Inc. (f/k/a Decorize.com). From 1983 to the present, Mr. Parsons has served as President of GuildMaster, Inc., a home furnishings manufacturer in Missouri which he founded and co-owned, and which is now a wholly-owned subsidiary of the Registrant. GuildMaster, Inc. has been recognized as a design leader in the industry and has created such successful brands as the Arnold Palmer Home Collection, Tin Revival and America Country West. Previously, Mr. Parsons founded and owned a collection of home furnishings related businesses in Springfield, MO and a design studio in Kansas City, MO. Mr. Parsons graduated from Evangel University with a bachelor of science degree.

Kevin Bohren         Director

         Mr. Bohren was elected as a Director of the Registrant on June 29, 2001. Since December 2000, Mr. Bohren has served as Vice President, Business Development and Communications with RLX Technologies. From January 1997 to October 1998, Mr. Bohren served as President and Chief Executive Officer of Traveling Software Company. Mr. Bohren worked with Compaq Computer Corp. for 14 years until January 1997, serving in various capacities including Vice President and General Manager of the Commercial Desktop Division, Vice President for Consumer Product Marketing, and Vice President for Systems Marketing. While there, he successfully launched the Presario(TM), Compaq's first consumer desktop brand. Since 1996, Mr. Bohren has served as President and Chief Executive Officer of LapLink.com, a remote communications software company. He serves on the Board of Directors for ReplyTV, a digital video recorder and service; the Tomorrow Factory, a start-up e-commerce infrastructure company; and Amerson Music Ministries. Mr. Bohren earned a BA degree from the University of Minnesota.

Timothy M. Dorgan    Director

         Mr. Dorgan was elected as a Director of the Registrant on June 29, 2001. Since May 2000, Mr. Dorgan has served as President of TMD Consulting, a firm specializing in e-commerce and nurturing emerging, new economy businesses. From May 1999 to May 2000, Mr. Dorgan served as Senior Vice President E-commerce of Follett Higher Education Group, a privately-held company whose core business is the management of 630 college bookstores. From January 1995 to May 1999, Mr. Dorgan served as Executive Vice President Product Management and Marketing of Peapod, Inc., an online grocery shopping and delivery service company. Mr. Dorgan also served as President of Ketchum Advertising - Chicago, a worldwide marketing services firm, and President of Noble & Associates - Chicago, an integrated marketing service company that focused on the food category. Mr. Dorgan earned a BS degree from the University of Illinois.

Fabian Garcia        Director

         Mr. Garcia was elected as a Director of the Registrant on June 29, 2001. From August 1996 to the present, Mr. Garcia has served as President of Chanel Asia Pacific managing the most important sources of income for the high-end French Brand. Mr. Garcia has managed the total Chanel business in Asia Pacific, including high end fashion, fine jewelry and watches, fragrances and cosmetics. From January 1994 to May 1996, Mr. Garcia served as Vice President and General Manager of Max Factor-Japan. From 1989 to 1994, he served as Managing Director for Procter & Gamble in Venezuela. Mr. Garcia completed his Chemical Engineering studies in Venezuela. Mr. Garcia lives in Singapore.

Brent Olson          Vice President of Finance, Chief Financial Officer,
                     Treasurer

         Mr. Olson was appointed Vice President of Finance, Chief Financial Officer and Treasurer of the Registrant on June 29, 2001. From January 2001 to the present Mr. Olson held similar positions with Decorate, Inc. (f/k/a Decorize.com). From June 1995 to January 2001, Mr. Olson worked for John Q. Hammons Hotels, Inc., an owner and operator of 53 hotel properties nationwide. While there he served as Auditor, Accountant and finally, Corporate Accounting Manager. Mr. Olson earned a BS in Accounting from Southwest Missouri State University.

J. Kent Martin       Vice President of Sales and Merchandising

         Mr. Martin was appointed Vice President of Sales and Merchandising for the Registrant on June 29, 2001. From December 2000 to the present Mr. Martin held similar positions with Decorate, Inc. (f/k/a Decorize.com). From May 1991 to November 2000, he was a manufacturer's representative for The Motioncraft and Precedent divisions of Sherrill Furniture Co. Mr. Martin has been a sales representative for Gabberts Furniture in Dallas, Texas and worked as merchandise manager for Ballengers Furniture in Oklahoma City, Oklahoma. Mr. Martin attended Oklahoma State University.

David A. Orwick      Vice President of Operations

         Mr. Orwick was appointed Vice President of Operations of the Registrant on June 29, 2001 and held a similar position with Decorate, Inc. (f/k/a Decorize.com) and has been functioning in that capacity since its inception. From March 1995 to March 2000, Mr. Orwick served in the positions of Product Manager, Marketing Manager and Senior Product Manager of Ameritech, an Illinois company specializing in data communications. Mr. Orwick earned a BS degree in Engineering and Math from Regis University in Denver, Colorado, and earned an MBA Finance degree from Illinois Benedictine College.

Gaylen Ball          Corporate Secretary, Director of Human Resources

         Ms. Ball was appointed Corporate Secretary and Director of Human Resources of the Registrant on June 29, 2001 and has served as Office Manager of Decorate, Inc. (f/k/a Decorize.com) from its inception. From 1982 to March 2000,

Ms. Ball worked for Noble Communications Co. serving as Data Processing Manager for the research division, Director of MIS, and Director of Human Resources.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 10, 2001, information concerning ownership of the Registrants securities by (i) each director, (ii) each executive officer, (iii) each person known to the Registrant to be the beneficial owner of more than five percent, and (iv) all directors and executive officers as a group.

Name and Address                                                  Percent of
of Beneficial Owner (1)                Amount Owned                Class (2)
-----------------------                ------------                ---------

Jon Baker                                2,380,041                   23.80%
211 S. Union Street, Suite F
Springfield, MO  65802

James K. Parsons                         2,943,420                   29.44%
211 S. Union Street, Suite F
Springfield, MO  65802

Kevin Bohren                               321,908                    3.22%
P.O. Box 6632
Avon, CO  81620

Timothy M. Dorgan                           35,768                    0.358%
350 May Avenue
Glen Ellyn, IL  60137

Fabian Garcia                              143,070                    1.43%
8 A Camden Park
Singapore 299799

Brent Olson                                  6,122                     *
211 S. Union Street, Suite F
Springfield, MO  65802

Gaylen Ball                                  5,061                     *
211 S. Union Street, Suite F
Springfield, MO  65802

J. Kent Martin                              26,625                    0.27%
211 S. Union Street, Suite F
Springfield, MO  65802

David A. Orwick                             53,251                    0.53%
211 S. Union Street, Suite F
Springfield, MO  65802

All Executive Officers and
  Directors as a group (9 persons)       5,915,266                   59.15%
--------------
* less than 1/10th of 1 percent

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)      Based upon 10,000,000 shares issued and outstanding.


Item 2.    ACQUISITION AND DISPOSITION OF ASSETS

         On June 29, 2001 the Registrant completed the acquisition of all of the issued and outstanding shares of Decorate, Inc. Pursuant to the transaction, the Registrant issued an aggregate of 7,700,000 shares to the twenty-four (24) shareholders of Decorate, Inc. A majority of the shares were issued to James K. Parsons (2,943,420) and Jon Baker (2,380,041), members of the Registrant's newly elected board of directors. In connection with this transaction, Ruth Shepley, the Registrant's former sole officer and director, returned to the Registrant an aggregate of 1,150,000 shares owned by her.

         On July 6, 2001, in connection with the above described transaction, Guidelocator.com, Inc., a Texas corporation and predecessor Registrant, was merged with and into Decorize, Inc. ("Merger Subsidiary"), a Delaware corporation and a wholly owned subsidiary of Guidelocator. The merger of Guidelocator with and into Merger Subsidiary (the "Merger") became effective at the time of filing of a certificate of merger with the Delaware and Texas Secretarys of State on July 6, 2001 (the "Effective Date"). As of the Effective Date, (i) Guidelocator ceased to exist; (ii) Merger Subsidiary became the parent holding company and the Registrant, (iii) Decorate, Inc. and Guildmaster Inc. became subsidiaries of the Merger Subsidiary or Decorize, Inc., (iv) each share of Guidelocator outstanding immediately prior to the Effective Date was converted into the right to receive one share of common stock, $.001 par value, of Decorize, Inc.

         The  above   described   was   intended   to   qualify  as  a  tax-free
reorganization, within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         Decorize operates as a wholesaler of home furnishings. Decorize has two divisions. The first focuses on offering retailers a large number of products on-line at a great value with primarily off-the-shelf goods, and the other operates as a premium branded home accents company delivering proprietary products to its customer base.

         Decorize uses a unique business model which allows small retailers to source the Far East for home furnishings on reorders as low as $250. In the past 11 months Decorize has shipped over 30,000 products direct from the Far East for both large and small retailers. Guildmaster is a home furnishing manufacturer located in Springfield, Missouri. Decorize's consolidated revenues for the year ended December 31, 2000 was $5,956,839.

         The foregoing description of the transactions is qualified in its entirety to the full text of the Securities Exchange Agreement and Certificate of Merger, both of which are being filed herewith as exhibits.

Item 5.  OTHER EVENTS

         On June 29, 2001, the Registrant completed the private sale of 876,000 shares of its Common Stock for an aggregate of $700,000 or approximately $.80 per share to twelve (12) accredited investors. The offering was exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended.

         On June 29, 2001, the Registrant issued seven year options to purchase 344,824 shares of Common Stock at prices ranging from $.80 to $2.25 to certain key employees pursuant to the 1999 Stock Option Plan. The Options have various performance requirements for vesting.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of businesses acquired:

                  Decorize.com, L.L.C. (now known as Decorate, Inc.)       Page

                  Independent Auditors' Report                             F-1
                  Balance Sheet - December 31, 2000                        F-2
                  Statement of Operations
                     March 6, 2000 (date of inception) -
                     December 31, 2000                                     F-3
                  Statement of Changes in Members' Equity
                    March 6, 2000 - December 31, 2000                      F-4
                  Statement of Cash Flows
                    March 6, 2000 - December 31, 2000                      F-5
                  Notes to Financial Statements                     F-6 - F-11

                  Balance Sheet - March 31, 2001 (unaudited)              F-12
                  Statement of Operations - three months ended
                     March 31, 2001 (unaudited)                           F-13
                  Statement of Changes in Stockholders' Equity -
                     three months ended March 31, 2001
                     (unaudited)                                          F-14
                  Statement of Cash Flows - three months ended
                     March 31, 2001 (unaudited)                           F-15

                  Guildmaster, Inc                                         Page

                  Independent Auditors' Report                            F-16
                  Balance Sheet - December 31, 2000                       F-17
                  Statements of Income - years ended
                     December 31, 2000 and 1999                           F-18
                  Statements of Accumulated Deficit - years ended
                     December 31, 2000 and 1999                           F-19
                  Statements of Cash Flows - years ended
                     December 31, 2000 and 1999                           F-20
                  Notes to Financial Statement                     F-21 - F-25

                  Balance Sheet - March 31, 2001 (unaudited)              F-26
                  Statements of Operations -  three months ended
                     March 31, 2001 and 2000 (unaudited)                  F-27
                  Statement of Changes in Stockholders' Equity -
                     three months ended March 31, 2001 (unaudited)        F-28
                  Statements of Cash Flows - three months ended
                     March 31, 2001 and 2000 (unaudited)                  F-29



         (b)      Pro Forma Financial Information

                  Pro Forma Condensed Combining Balance Sheet -
                     March 31, 2001 (unaudited)                           F-30
                  Pro Forma Condensed Combining Statement of
                     Operations - year ended December 31, 2000
                     (unaudited)                                          F-31
                  Pro Forma Condensed Combining Statement of
                     Operations -  three months ended
                     March 31, 2001 (unaudited)                           F-32

         (c)      Exhibits

                  Exhibit 2.1 Securities Exchange Agreement dated June 29, 2001 between Guidelocator.com, Inc. and the shareholders of Decorate, Inc. was previously filed with From 8-K on July 16, 2001 (Registrant hereby agrees to furnish supplementary to the SEC, upon request, a copy of any omitted Schedule referred to in this Agreement.)

                  Exhibit 2.2 Certificate of Merger, State of Delaware, filed July 5, 2001, previously filed with From 8-K on July 16, 2001.

                  Exhibit 2.3 Articles of Merger, State of Texas, filed July 6, 2001, previously filed with From 8-K on July 16, 2001.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors and Members
DECORIZE.COM, L.L.C.
Springfield, Missouri

We have audited the accompanying balance sheet of DECORIZE.COM, L.L.C. as of December 31, 2000, and the related statements of operations, changes in members' equity, and cash flows for the period March 6, 2000 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DECORIZE.COM, L.L.C. as of December 31, 2000, and the results of its operations and cash flows for the period March 6, 2000 to December 31, 2000, in conformity with generally accepted accounting principles.


/s/ Kirkpatrick, Phillips & Miller

May 4, 2001
Springfield, Missouri

                                                 DECORIZE.COM, L.L.C.

                                                    BALANCE SHEET
                                                   -------------
                                                 December 31, 2000

ASSETS
Current Assets:
  Cash and cash equivalents                                                                 $       556,965
  Accounts receivable                                                                                22,970
  Inventories                                                                                        61,055
  Inventory deposits                                                                                 71,432
  Prepaid expenses                                                                                   52,053
                                                                                            ---------------
        Total current assets                                                                        764,475
                                                                                            ---------------

Property and Equipment:
  Cost                                                                                              160,359
  Less accumulated depreciation                                                                      17,190
                                                                                            ---------------
        Net property and equipment                                                                  143,169
                                                                                            ---------------

Other Assets:

  Deposits                                                                                            1,960
                                                                                            ---------------

        Total assets                                                                        $       909,604
                                                                                            ===============

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
  Obligation under capital lease                                                            $         2,900
  Accounts payable                                                                                   86,679
  Accrued expenses                                                                                   35,710
                                                                                            ---------------
        Total current liabilities                                                                   125,289
                                                                                            ---------------

Noncurrent Obligation under Capital Lease                                                             5,196
                                                                                            ---------------

Members' Equity:
  Class A and A1 units                                                                              136,427
  Class B units                                                                                     972,692
  Receivables from members for unit issuance                                                       (330,000)
                                                                                            ---------------
        Total members' equity                                                                       779,119
                                                                                            ---------------
        Total liabilities and members' equity                                               $       909,604
                                                                                            ===============

   The accompanying notes are an integral part of these financial statements.

                                     DECORIZE.COM, INC.

                                  STATEMENT OF OPERATIONS
                                  -----------------------
                         Period March 6, 2000 to December 31, 2000

                                                                                   Amount

Sales                                                                           $  284,307
Cost of Sales                                                                      220,829
                                                                                ----------
        Gross profit                                                                63,478
                                                                                ----------
Operating Expenses:
  Salaries and other compensation                                                  270,116
  Advertising                                                                      145,246
  Travel                                                                            44,460
  Professional fees                                                                 54,160
  Employee relocation                                                               25,000
  Outside services                                                                  21,745
  Payroll taxes                                                                     16,707
  Depreciation                                                                      17,190
  Insurance                                                                         14,057
  Rent                                                                              13,128
  Miscellaneous                                                                     13,064
  Postage and printing                                                               8,655
  Office supplies                                                                    7,939
  Website maintenance                                                                6,570
  Meals and entertainment                                                            5,319
  Telephone                                                                          8,700
  Interest                                                                             485
                                                                                ----------
        Total operating expenses                                                   672,541
                                                                                ----------

Loss from operations                                                              (609,063)
                                                                                ----------
Other Income (Expense):
    Interest income                                                                 15,475
    Loss on abandonment of property
      and equipment                                                                (72,293)
                                                                                ----------
        Total other income (expense)                                               (56,818)
                                                                                ----------
        Net loss                                                                $ (665,881)
                                                                                ==========

Basic Earnings Per Unit:
Class A and A1                                                                  $    (0.08)
                                                                                ==========
Class B                                                                         $    (4.06)
                                                                                ==========
Diluted Earnings Per Unit:
Class A and A1                                                                  $    (0.08)
                                                                                ==========
Class B                                                                         $    (4.06)
                                                                                ==========

   The accompanying notes are an integral part of these financial statements.

                                          DECORIZE.COM, L.L.C.

                                 STATEMENT OF CHANGES IN MEMBERS' EQUITY
                                 ---------------------------------------
                                 Period March 6, 2000 to December 31, 2000

                                                                CLASS A AND A1 MEMBERS            CLASS B MEMBERS
                                                              --------------------------    ---------------------------
                                                  TOTAL         UNITS          AMOUNT         UNITS          AMOUNT
                                                  -----         -----          ------         -----          ------
Issuance of Members' units                    $ 1,775,000      805,000       $  200,000      157,500      $  1,575,000

Net loss                                         (665,881)           -          (63,573)           -          (602,308)
                                              -----------      -------       ----------      -------      ------------
                                                1,109,119      805,000          136,427      157,500           972,692
Receivables from Members
  for unit issuance                              (330,000)           -          (30,000)           -          (300,000)
                                              -----------      -------       ----------      -------      ------------
                                              $   779,119      805,000       $  106,427      157,500      $    672,692
                                              ===========      =======       ==========      =======      ============

   The accompanying notes are an integral part of these financial statements.

                                             DECORIZE.COM, L.L.C.

                                            STATEMENT OF CASH FLOWS
                                            -----------------------
                                    Period March 6, 2000 to December 31, 2000

Cash flows from operating activities:
  Net loss                                                                                        $     (665,881)
  Adjustments:
    Depreciation                                                                                          17,190
    Units issued for advertising services                                                                 50,000
    Loss on abandonment of property and equipment                                                         72,293
    Net change in operating accounts:
      Accounts receivable                                                                                (22,970)
      Inventories                                                                                        (61,055)
      Prepaid expenses                                                                                   (52,053)
      Deposits                                                                                           (73,392)
      Accounts payable                                                                                    86,679
      Accrued expenses                                                                                    35,710
                                                                                                  ---------------
        Net cash used in operating activities                                                           (613,479)
                                                                                                  --------------

Cash flows from investing activities:

  Acquisition of property and equipment                                                                 (222,448)
                                                                                                  --------------

Cash flows from financing activities:

  Principal payments under capital lease obligation                                                       (2,108)
  Issuance of members' units                                                                           1,395,000
                                                                                                  --------------
    Net cash from financing activities                                                                 1,392,892
                                                                                                  --------------

Net increase in cash and cash equivalents                                                                556,965
Cash and cash equivalents - beginning of period                                                                -
                                                                                                  --------------

Cash and cash equivalents - end of period                                                         $      556,965
                                                                                                  ==============

Supplemental  disclosures of cash flow information:
Cash paid during the period for:
    Interest                                                                                      $          485
                                                                                                  ==============

Non-cash investing and financial activities:

During the period March 6, 2000 to December 31, 2000, the Company entered into a capital lease for a phone system. The Company recorded the phone system and corresponding lease obligation at its market value of $10,204. The Company issued 5,000 Class A1 units in exchange for $50,000 of advertising services.

   The accompanying notes are an integral part of these financial statements.

                              DECORIZE.COM, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    Period March 6, 2000 to December 31, 2000


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Nature of business - The Company is a wholesaler of imported home furnishings, headquartered in Springfield, Missouri.

       Inventories - Inventories have been valued at the lower of cost or market.

       Property and equipment and related depreciation - Property and equipment has been stated at cost. As required by SOP 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use," the Company capitalized $130,900 of computer technology developed or obtained for internal use. Depreciation has been computed by applying the straight-line method over the following estimated lives:

                            Category                        Estimated Life
                            --------                        --------------

                    Developed technology                         3 years
                    Computer equipment                           5 years
                    Furniture and fixtures                       7 years

       Income taxes - Because the Company operates as a limited liability company, net income or loss is passed through to each member with no income tax resulting to the Company.

       Accounting estimates - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

       Statement of cash flows - For purposes of the Statement of Cash Flows, cash equivalents include money market funds and all highly liquid debt instruments with maturities of three months or less at the date of their acquisition.

       Advertising costs - The Company expenses non-direct response advertising costs as they are incurred.

       Fair value of financial instruments - The carrying amounts of the Company's financial instruments approximate fair value.

       Earnings per unit - Basic earnings per unit excludes dilution and is computed by dividing net loss available to members by the weighted average number of units outstanding during the period. Diluted earnings per unit reflects the potential dilution that could occur if securities or other contracts to issue units were exercised or resulted in the issuance of units that would share in the earnings of the Company. Dilutive potential units are added to weighted average units used to compute basic earnings per unit.

                              DECORIZE.COM, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    Period March 6, 2000 to December 31, 2000


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       New accounting standards - In June 1998, FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. In June 1999, SFAS No. 133 was amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date to the first quarter of fiscal years beginning after June 15, 2000. In June 2000, SFAS No. 133 was amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" which adds guidance related to accounting for derivative instruments and hedging activities. The adoption of this standard is not expected to have a material impact on the Company.

(2)    PROPERTY AND EQUIPMENT

                                                                   Accum.
                     Category                       Cost           Deprec.          Net
              ----------------------            -------------  -------------  --------------
              Developed technology              $     130,900         14,545         116,355
              Computer equipment                       16,027            868          15,159
              Furniture and fixtures                    3,228             76           3,152
              Equipment under capital lease            10,204          1,701           8,503
                                                -------------  -------------  --------------
                                                $     160,359         17,190         143,169
                                                =============  =============  ==============

       Depreciation charged to expense for the period March 6, 2000 to December 31, 2000 amounted to $17,190.

(3)    LEASES

       The Company leases two offices in Springfield, Missouri. The leases on the office space are accounted for as operating leases in accordance with SFAS No. 13. One lease has a term of 3 years expiring on April 30, 2003 and a monthly rental of $860. The other lease has a term of 2.5 years expiring on April 30, 2003 and a monthly rental of $1,100. The Company also leases various equipment. The leases have terms of thirty-two months to thirty-six months. The aggregate monthly rental of these leases is $420.

       The Company leases equipment which meets the criteria of capital leases as defined by SFAS No. 13. Accordingly, minimum rentals have been capitalized, and the related asset and obligation have been recorded at their fair market value at the inception of the lease. The asset is amortized on a straight-line basis over the term of the lease, and interest is accrued on the basis of the outstanding lease obligation.

                              DECORIZE.COM, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    Period March 6, 2000 to December 31, 2000


(3)    LEASES (CONTINUED)

       Non-cancelable leases with initial or remaining terms of one year or more at December 31, 2000, are as follows:

                                                      Capital       Operating
                 Year Ended                           Leases          Leases
                 ----------------                  ------------   -------------
                       2001                        $      3,613   $      28,520
                       2002                               3,941          28,520
                       2003                               1,642           9,034
                                                   ------------   -------------
                                                          9,196   $      66,074
                                                                  =============
              Less amount representing interest           1,100
                                                   ------------
              Present value of net obligation             8,096
              Less current maturities                     2,900
                                                   ------------
              Noncurrent obligations
                under capital leases               $      5,196
                                                   ============

       Total rent expense incurred under operating leases for the Period March 6, 2000 to December 31, 2000 amounted to $13,128.

(4)    ADVERTISING COSTS

       The Company incurred $145,246 in non-direct response advertising costs during the Period March 6, 2000 to December 31, 2000. The company incurred no direct response advertising costs during the period.

(5)    MEMBERS' EQUITY

       The ownership of the Company is comprised of three classes of units as follows:

                                              Authorized           Issued
                                              ----------           ------
              Class A units                     800,000           800,000
              Class B units                   1,000,000           157,500
              Class A1 units                    200,000             5,000

       Class A and Class A1 units together comprise a total of fifty percent of the ownership and Class B units comprise the other fifty percent. Class A1 units are nonvoting. The Class A1 voting interests are allocated pro rata to the eligible Class A members.

       Losses for any fiscal period will be allocated to the Company's members in proportion to the member's initial capital contributions and then in proportion to their committed capital contributions. If losses exceed the member's capital contributions the losses will be allocated based on the member's ownership interest. Income will be allocated to the members to the extent of previous losses and then in proportion to the member's ownership interest.

       The members have contributed approximately 80% of the capital they are committed to contribute to the Company. The remaining capital will be contributed when it is requested by the Company. As of December 31, 2000 the members owe the Company $330,000 of additional capital.

                              DECORIZE.COM, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    Period March 6, 2000 to December 31, 2000


(5)    MEMBERS' EQUITY (CONTINUED)

       The members of the company are only liable for operating and other losses of the Company up to their committed capital contributions.

       The Company shall continue for a period of forty years, unless sooner wound up, dissolved and terminated under the terms of its operating agreement.

(6)    CONCENTRATIONS OF CREDIT RISK

       The Company has established a relationship with one major customer who accounted for 93.4% of the Company's annual sales in the period ended December 31, 2000. The Company anticipates future sales to retailers nationwide.

       The Company maintains operating and temporary investment bank accounts with Liberty Bank in Springfield, Missouri. At December 31, 2000, balances of these accounts exceeded standard FDIC insurance limits. The Company also had available with Liberty Bank a $150,000 line of credit which expired March 28, 2001.

(7)    EARNINGS PER UNIT

       The following information shows the amounts used in computing earnings per unit and the effect on income and the weighted average number of potential dilutive units. The amounts in the loss column represent the numerator and the amounts in the units column represent the denominator.

                                                                           Weighted           Per
       Class A and A1:                                                      Average          Unit
                                                         Loss                Units          Amount
                                                         ----                -----          ------
       Basic EPU:
       Loss available to Members                    $      (63,573)          800,764       $    (.08)
                                                                                           =========
       Effect of dilutive options to
         acquire units of company
         interest                                                -                 -
                                                    --------------           -------
       Diluted EPU:
       Loss available to Members
         plus options                               $      (63,573)          800,764       $    (.08)
                                                    ==============           =======       =========
                                                                           Weighted            Per
       Class B:                                                             Average           Unit
                                                         Loss                Units           Amount
                                                         ----                -----           ------
       Basic EPU:
       Loss available to Members                    $     (602,308)          148,364       $   (4.06)
                                                                                           =========
       Effect of dilutive options to
         acquire units of company
         interest                                                -                 -
                                                    --------------           -------
       Diluted EPU:
       Loss available to Members
         plus options                               $     (602,308)          148,364       $   (4.06)
                                                    ==============           =======       =========

                              DECORIZE.COM, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    Period March 6, 2000 to December 31, 2000


(8)    OPTIONS TO ACQUIRE UNITS OF COMPANY

       The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations in accounting for its employee options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation," requires use of option valuation models that were not developed for use in valuing employee options. Under APB 25, because the exercise price of the Company's employee options equals the market price of the underlying units on the date of grant, no compensation expense is recognized.

       The Company's operating agreement authorized the grant of options for up to 200,000 units of the Company's Class A1 units. Options are fully exercisable immediately or two years after the date of grant.

       Pro forma information regarding net loss and earnings per unit is required by Statement 123, and has been determined as if the Company had accounted for its options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for the period March 6, 2000 to December 31, 2000; risk-free interest rate of 6%; no dividend yield, and a weighted-average expected life of the option of 3 years.

       The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of fair value of its employee options.

       For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

           Pro forma net loss                                     $    (673,550)
                                                                  =============

                                                   Class A & A1      Class B

           Pro forma basic earnings per unit       $      (.08)   $       (4.11)
                                                   ===========    =============

           Pro forma diluted earnings per unit     $      (.08)   $       (4.11)
                                                   ===========    =============

                              DECORIZE.COM, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    Period March 6, 2000 to December 31, 2000


(8)    OPTIONS TO ACQUIRE UNITS OF COMPANY (CONTINUED)

       A summary of the Company's stock option activity and related information for the period March 6, 2000 to December 31, 2000 follows:

                                                                   Weighted-
                                                                    Average
                                                     Options    Exercise Price
                                                     -------    --------------
           Outstanding - Beginning of period               -      $        -
             Granted                                  22,750            2.29
             Exercised                                     -               -
             Forfeited                                     -               -
                                                   ---------
           Outstanding - End of period                22,750            2.29
                                                   ==========

           Exercisable at end of period               21,750            2.30
           Weighted-average fair value of
             options granted during the
             period                                $     .35

       Exercise prices for options outstanding as of December 31, 2000 ranged from $2.20 to $5.00. The options do not have a contractual life.


                                 DECORATE, INC.
                        (SUCCESSOR TO DECORIZE.COM, LLC)

                                  BALANCE SHEET
                                  -------------
                                 March 31, 2001
                                   (UNAUDITED)

ASSETS

Current assets:
  Cash and cash equivalents                                      $      449,670
  Accounts receivable                                                   183,539
  Other receivables                                                      23,537
  Inventory                                                              23,767
  Inventory deposits                                                     73,738
  Prepaid expenses                                                       26,037
                                                                 --------------
      Total current assets                                              780,288

Property and Equipment, net                                             135,218

Deposits                                                                  1,960
                                                                 --------------
      Total assets                                               $      917,466
                                                                 ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Obligation under capital lease                                 $        3,311
  Accounts payable                                                       38,201
  Accrued expenses                                                       79,033
                                                                 --------------
      Total current liabilities                                         120,545

Noncurrent obligation under capital lease                                 4,012
                                                                 --------------
Stockholders' Equity:
  Common stock - $.01 par value; 1,000,000 shares
    authorized; 315,000 shares issued                                     3,150
  Additional Paid-in Capital                                          1,797,096
  Accumulated deficit                                                (1,007,337)
                                                                 --------------
      Total stockholders' equity                                        792,909
                                                                 --------------

      Total liabilities and stockholders' equity                 $      917,466
                                                                 ==============

                                 DECORATE, INC.
                        (SUCCESSOR TO DECORIZE.COM, LLC)

                             STATEMENT OF OPERATIONS
                             -----------------------
                        Three Months Ended March 31, 2001
                                   (UNAUDITED)


Sales                                                                $   426,895
Cost of sales                                                            299,002
                                                                     -----------
    Gross profit                                                         127,893

Operating expenses:
  Selling, general and administrative                                    461,866
  Depreciation and amortization                                           12,910
                                                                     -----------
Net loss from operations                                                (346,883)

Other income (expense):
  Interest income (expense), net                                           5,427
                                                                     -----------
Net loss                                                             $  (341,456)
                                                                     ===========


Basic and Diluted Earnings Per Share                                 $     (1.10)
                                                                     ===========

Basic and Diluted Weighted Average
  Shares Outstanding                                                     310,222
                                                                     ===========

                                              DECORATE, INC.
                                     (SUCCESSOR TO DECORIZE.COM, LLC)

                               STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                               ---------------------------------------------
                                     Three Months Ended March 31, 2001
                                               (UNAUDITED)



                                           COMMON STOCK           Additional                     Receivables From
                                            ------------            Paid-in      Accumulated      Stockholders for
                                        SHARES      PAR VALUE       Capital         Deficit        Stock Issuance         Total
                                        ------      ---------       -------         -------        --------------         -----
Balances, December 31, 2000          $  307,321     $  3,073    $   1,771,927    $   (665,881)     $    (330,000)     $    779,119


Net loss                                      -            -                -        (341,456)                 -          (341,456)


Exercise of stock options                 7,679           77           41,180               -                  -            41,257

Collection of receivables for
  stock issuance                              -            -                -               -            330,000           330,000


Acquisition costs                             -            -          (16,011)              -                  -           (16,011)
                                     ----------     --------    -------------    ------------      -------------      ------------
Balances, March 31, 2001             $  315,000     $  3,150    $   1,797,096    $ (1,007,337)     $           -      $    792,909
                                     ==========     ========    =============    ============      =============      ============

                                        DECORATE, INC.
                               (SUCCESSOR TO DECORIZE.COM, LLC)

                                    STATEMENT OF CASH FLOWS
                                    -----------------------
                               Three Months Ended March 31, 2001
                                          (UNAUDITED)


Cash flows from operating activities:
Net loss                                                                        $   (341,456)
Adjustments to reconcile net loss to cash used
  and provided by operating activities
    Depreciation                                                                      12,910
    Compensation expense related to stock options                                     41,257
Changes in assets and liabilities
    Accounts and other receivables                                                  (184,106)
    Inventories                                                                       37,288
    Prepaid expenses                                                                  26,016
    Deposits                                                                          (2,306)
    Accounts payable                                                                 (48,478)
    Accrued expenses                                                                  43,323
                                                                                ------------
      Net cash used in operating activities                                         (415,552)
                                                                                ------------

Cash flows from investing activities
  Acquisition of property and equipment                                               (4,959)
                                                                                ------------

Cash flows from financing activities
  Principal payments under capital lease obligation                                     (773)
  Capital contributions, net                                                         313,989
                                                                                ------------
      Net cash from financing activities                                             313,216
                                                                                ------------

Net decrease in cash and cash equivalents                                           (107,295)

Cash and equivalents, beginning of period                                            556,965
                                                                                ------------
Cash and equivalents, end of period                                             $    449,670
                                                                                ============

Supplemental disclosures of cash flow information:
  Cash paid during the year for interest                                        $        212
                                                                                ============

                                GUILDMASTER, INC.

              INDEPENDENT AUDITORS' REPORT AND FINANCIAL STATEMENTS
              -----------------------------------------------------
                     Years Ended December 31, 2000 and 1999




                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors and Stockholders
Guildmaster, Inc.
Springfield, Missouri

We have audited the accompanying balance sheet of Guildmaster, Inc., as of December 31, 2000, and the related statements of income, accumulated deficit, and cash flows for the years December 31, 2000 and 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guildmaster, Inc. as of December 31, 2000, and the results of its operations and cash flows for the years ended December 31, 2000 and 1999 in conformity with generally accepted accounting principles.


/s/ Kirkpatrick, Phillips & Miller

June 13, 2001
Springfield, Missouri

                                GUILDMASTER, INC.

                                  BALANCE SHEET
                                  -------------
                                 December 31, 2000



                                     ASSETS

Current Assets:
  Cash                                                                     $       402
  Accounts receivable, less allowance for
    doubtful accounts of $6,200                                                607,026
  Inventories                                                                1,368,294
  Prepaid expenses                                                             119,604
                                                                           -----------
      Total current assets                                                   2,095,326
                                                                           -----------

Property and Equipment:
  Cost                                                                         520,549
  Less accumulated depreciation                                                383,098
                                                                           -----------
      Net property and equipment                                               137,451
                                                                           -----------

Other Assets:
  Due from related party                                                        14,663
                                                                           -----------
      Total assets                                                         $ 2,247,440
                                                                           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Bank overdraft                                                           $   137,480
  Debt maturing within one year                                                 23,200
  Accounts payable                                                              99,633
  Customer credits                                                             127,076
  Accrued expenses                                                             152,870
                                                                           -----------
      Total current liabilities                                                540,259
                                                                           -----------

Long-term Debt                                                                 147,321
                                                                           -----------

Note Payable to Stockholder                                                    910,332
                                                                           -----------

Stockholders' Equity:
  Common stock - $1 par value;
    50,000 shares authorized and issued                                         50,000
  Paid-in capital                                                            1,080,756
  Accumulated deficit                                                         (481,228)
                                                                           -----------
      Total stockholders' equity                                               649,528
                                                                           -----------
      Total liabilities and stockholders' equity                           $ 2,247,440
                                                                           ===========

    The accompanying notes are an integral part of these financial statements

                                              GUILDMASTER, INC.

                                            STATEMENTS OF INCOME
                                            --------------------
                                    Years Ended December 31, 2000 and 1999

                                                           2000                                          1999
                                              -------------------------------               -----------------------------
                                                 Amount            % Sales                     Amount            % Sales
                                                 ------            -------                     ------            -------
Sales                                          $ 5,672,532           100.0%                   $4,945,793           100.0%
Cost of sales                                    3,257,119            57.4                     2,833,035            57.3
                                               -----------           -----                    ----------           -----
      Gross profit                               2,415,413            42.6                     2,112,758            42.7
                                               -----------           -----                    ----------           -----

Operating expenses:
  Selling                                        1,068,087            18.8                       882,957            17.8
  Import                                            38,384              .7                        23,497              .5
  Design                                           201,928             3.6                       230,231             4.7
  Financing                                         53,006              .9                        43,696              .9
  Office                                           350,612             6.2                       355,762             7.2
  Administrative                                   164,675             2.9                       149,675             3.0
  Interest expense                                 135,580             2.4                       117,353             2.3
                                               -----------           -----                    ----------           -----
      Total operating expenses                   2,012,272            35.5                     1,803,171            36.4
                                               -----------           -----                    ----------           -----

Income from operations                             403,141             7.1                       309,587             6.3

Gain on sale of assets                                 800               -                             -               -
                                               -----------           -----                    ----------           -----

      Net income                               $   403,941             7.1%                   $  309,587             6.3%
                                               ===========           =====                    ==========           =====

Basic earnings per share                       $      8.08                                    $     6.19
                                               ===========                                    ==========

    The accompanying notes are an integral part of these financial statements

                              GUILDMASTER, INC.

                      STATEMENTS OF ACCUMULATED DEFICIT
                      ---------------------------------
                    Years Ended December 31, 2000 and 1999


                                                  2000               1999
                                                ----------        -----------

Beginning accumulated deficit                   $ (771,169)       $(1,080,756)

Net income                                         403,941            309,587

Dividends                                         (114,000)                 -
                                                ----------        -----------
       Ending accumulated deficit               $ (481,228)       $  (771,169)
                                                ===========       ===========


    The accompanying notes are an integral part of these financial statements

                                              GUILDMASTER, INC.

                                           STATEMENTS OF CASH FLOWS
                                           ------------------------
                                     Years Ended December 31, 2000 and 1999


                                                                                      2000                     1999
                                                                                 -----------                -----------
Cash flows from operating activities:
  Net income                                                                     $   403,941                $   309,587
  Adjustments:
    Depreciation                                                                      36,438                     45,440
    Net change in operating accounts:
      Accounts receivable                                                           (262,359)                   196,395
      Inventories                                                                    (82,309)                  (365,628)
      Prepaid expenses                                                               (76,804)                    19,631
      Deposits                                                                         1,425                          -
      Accounts payable                                                                 6,862                    (31,493)
      Customer credits                                                                74,197                    (41,138)
      Accrued expenses                                                                18,101                    (37,671)
                                                                                 -----------                -----------
        Net cash from operating activities                                           119,492                     95,123
                                                                                 -----------                -----------

Cash flows from investing activities:
  Acquisition of property and equipment                                              (52,843)                   (41,883)
  Advances to related party                                                           (1,887)                      (860)
                                                                                 -----------                -----------
        Net cash used in investing activities                                        (54,730)                   (42,743)
                                                                                 -----------                -----------

Cash flows from financing activities:
  Repayment of debt                                                                  (19,975)                   (19,859)
  Repayment of stockholder note                                                         (202)                   (58,417)
  Increase in bank overdraft                                                          69,415                     25,896
  Dividends paid                                                                    (114,000)                         -
                                                                                 -----------                -----------
        Net cash used in financing activities                                        (64,762)                   (52,380)
                                                                                 -----------                -----------

Net increase in cash                                                                       -                          -
Cash - beginning of year                                                                 402                        402
                                                                                 -----------                -----------

Cash - end of year                                                               $       402                $       402
                                                                                 ===========                ===========

Supplemental  disclosures  of cash flow  information:
 Cash paid during the year for:
    Interest                                                                     $   131,670                $   125,682
                                                                                 ===========                ===========

    The accompanying notes are an integral part of these financial statements

                                GUILDMASTER, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                     Years Ended December 31, 2000 and 1999


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Nature of business - Guildmaster, Inc. is an importer, manufacturer and distributor of home furnishings and accessories.

       Inventories - Inventories have been valued at the lower of cost or market, as determined by the first-in first-out (FIFO) method.

       Property and equipment and related depreciation - Property and equipment has been stated at cost. Depreciation has been computed by applying the following methods and estimated lives.

              Category                Estimated Life             Method
        ----------------------        --------------    ------------------------
        Automobiles and trucks            5 Years       Double declining balance
        Equipment                       3-7 Years       Double declining balance
        Leasehold improvements        10-20 Years       Straight-line

       Income taxes  -  Guildmaster,  Inc.  has elected  to be taxed  under  the provisions of Subchapter S of the Internal Revenue Code. Under such provisions, all income, losses and credits are passed through to the stockholders with no income tax consequences resulting to the Corporation.

       Accounting estimates - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

       Advertising costs - The Company expenses non-direct response advertising costs as incurred.

       Fair value of financial instruments - The carrying amounts of the Company's financial instruments approximate fair value.

       Earnings per share - Basic earnings per share excludes dilution and is computed by dividing net income available to common stockholders by the weighted average number of shares outstanding during the period. The Company has no dilutive potential common stock.

                                GUILDMASTER, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                     Years Ended December 31, 2000 and 1999


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       New accounting standards - In June 1998, FASB issued SFAS No. 133, "Accounting for Derivative Instruments and hedging Activities," which establishes accounting and reporting standards for derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. In June 1999, SFAS No. 133," which deferred the effective date to the first quarter of fiscal years beginning after June 15, 2000. In June 2000, SFAS No. 133 was amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" which adds guidance related to accounting for derivative instruments and hedging activities. The adoption of this standard is not expected to have a material impact on the Company.

(2)    ACCOUNTS RECEIVABLE

       Accounts receivable are comprised of the following:

              Receivables assigned to factor               $     401,382
              Other receivables - net of
                allowance for doubtful accounts                  205,644
                                                           -------------
                    Total receivables                      $     607,026
                                                           =============

       The Company assigns a significant portion of its accounts receivable to First Factors Corporation on a pre-approved, non-recourse basis. The factoring charge amounts to 1.0% of gross invoice amount on the first $2 million in accounts and .9% thereafter.

       The Company extends unsecured credit to several exclusive private label customers under approved credit terms and arrangements.

(3)    INVENTORIES

       Components of inventories are as follows:

            Raw materials and supplies                    $      579,438
            Finished products                                    802,196
            Work in process                                       44,660
            Inventory reserve                                    (58,000)
                                                          --------------
                                                          $    1,368,294
                                                          ==============

       The Company has established a reserve to reduce inventories to estimated net realizable value.

                                GUILDMASTER, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                     Years Ended December 31, 2000 and 1999


(4)    PROPERTY AND EQUIPMENT

                                                         Accum.
            Category                        Cost         Deprec.        Net
       ------------------                -----------    --------      -------
       Automobiles and trucks           $    24,770       16,964        7,806
       Office and computer equipment        217,525      181,898       35,627
       Warehouse equipment                   70,509       58,403       12,106
       Production equipment                 130,162      111,678       18,484
       Leasehold improvements                77,583       14,155       63,428
                                        -----------      -------      -------
                                        $   520,549      383,098      137,451
                                        ===========      =======      =======

       Depreciation charged to expense for the years ended December 31, 2000 and 1999 amounted to $36,438 and $45,440, respectively.

(5)    RELATED PARTY TRANSACTIONS

       Due from related party of $14,663 at December 31, 2000 consists of accounts receivable from a corporation related through common ownership and management.

       Note payable to stockholder consists of:

              8.375%; unsecured; interest only paid
              monthly; due on demand                        $       910,332
                                                            ===============

       Interest expense related to this note amounted to $78,971 and $79,008 for the years ended December 31, 2000 and 1999, respectively. Accrued interest on the note at December 31, 2000 was $7,740.

(6)    DEBT

       Prime + 1%; Liberty Bank; secured by inventories
         and accounts receivable; payable $3,201 per month
         including interest; matures August 2006             $      170,521

       Less debt maturing within one year                            23,200
                                                             --------------
           Long-term debt                                    $      147,321
                                                             ==============

       Principal payments due on long-term debt are as follows:

                         Year Ended                  Aggregate Annual
                         December 31                    Maturities
                         -----------                 ---------------
                            2002                        $  25,600
                            2003                           28,200
                            2004                           31,000
                            2005                           34,000
                         Later years                       28,521
                                                        ---------
                                                        $ 147,321
                                                        ---------

                                GUILDMASTER, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                     Years Ended December 31, 2000 and 1999


(7)    ROYALTIES

       At December 31, 2000, accrued expenses include accrued royalties of $21,742 for amounts due to designers under various agreements. Total royalty expense for the years ended December 31, 2000 and 1999 amounted to $56,502 and $63,045, respectively.

(8)    OPERATING LEASES

       The Company is obligated under various noncancelable leases which are accounted for as operating leases in accordance with Statement of Financial Accounting Standards No. 13.

       A schedule of these lease commitments is as follows:

                                                                               Annual        Renewal
                                                               Expiration      Rental        Options
                                                               ----------  -------------   ------------
          Springfield, Missouri plant and office facility          11-01        105,192      3-5 year
          High Point, North Carolina showroom                       4-02         98,820       -


       Total rent expense for the years ended December 31, 2000 and 1999 amounted to $213,313 and $213,762, respectively.

       The future minimum lease payments under noncancelable operating leases at December 31, 2000, are as follows:

                                Year
                                ----
                                2001                   $        186,500
                                2002                             24,700
                                                       ----------------
                                                       $        211,200
                                                       ================

(9)    RETIREMENT PLAN

       Effective January 1994, the Company adopted a 401(K) plan covering all full-time employees. The Company's contribution to the plan for any fiscal year, as determined by the Board of Directors, is discretionary but, in no event, will it exceed 15 percent of the annual aggregate salaries of those employees eligible for participation in the plan plus carryovers from prior years. No employer amounts were contributed to the plan for the years ended December 31, 2000 and 1999.

                                GUILDMASTER, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                     Years Ended December 31, 2000 and 1999


(10)   EARNINGS PER SHARE

       The following information shows the amounts used in computing earnings per share. The amounts in the income columns represent the numerator and the amounts in the shares columns represent the denominator.

                                                     2000                                    1999
                                    --------------------------------------   ------------------------------------
                                                                     Per                                   Per
                                                                    Share                                 Share
                                        Income      Shares          Amt.         Income       Shares       Amt.
                                        ------      ------          ----         ------       ------       ----
       Basic EPS:
       Income available
         to Common
         Stockholders               $    403,941      50,000     $    8.08   $    309,587      50,000    $  6.19
                                    ============   =========     =========   ============    ========    =======

(11)   ADVERTISING COSTS

       The Company incurred $32,079 and $56,005 in non-direct response advertising costs during the years ended December 31, 2000 and 1999, respectively. The company incurred no direct response advertising costs during either year.

(12)   SUBSEQUENT EVENT

       The Company is considering merging with another entity related through common ownership and management. If the merger is completed, the Company would operate as a subsidiary of the related company.

(13)   RESTRICTIONS IN LOAN AGREEMENTS

       A bank loan agreement requires the Company to maintain certain covenants, the more important of which restricts the purchase of company stock and the payment of dividends.

       The Company has obtained waivers from the bank on all known events of default. Therefore, the Company is considered to be in compliance with all terms of the loan agreement at December 31, 2000.

(14)   RETAINED EARNINGS

       Retained earnings at December 31, 2000 includes $292,600 in undistributed earnings which has been taxed to the stockholders under the provisions of Subchapter S of the Internal Revenue Code.

(15)   RECLASSIFICATIONS

       Certain amounts in the prior year statement of income have been restated to conform with their presentation in the current year.

                                              GUILDMASTER, INC.

                                               BALANCE SHEET
                                               -------------
                                               March 31, 2001
                                                (UNAUDITED)

ASSETS

Current assets:
  Cash and cash equivalents                                                                        $       300
  Accounts receivable, less allowance for
    doubtful accounts of $7,670                                                                        690,143
  Inventory                                                                                          1,301,976
  Prepaid expenses                                                                                       7,467
                                                                                                   -----------
      Total current assets                                                                           1,999,886

Property and Equipment, net                                                                            130,888

Other Assets:
  Due from related party                                                                                14,894
                                                                                                   -----------
      Total assets                                                                                 $ 2,145,668
                                                                                                   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Bank overdraft                                                                                   $    75,768
  Debt maturing within one year                                                                         20,443
  Accounts payable                                                                                      94,737
  Customer credits                                                                                     104,465
  Accrued expenses                                                                                     123,367
                                                                                                   -----------
      Total current liabilities                                                                        418,780
                                                                                                   -----------
Long-term debt                                                                                         144,642
                                                                                                   -----------

Note Payable to Stockholder                                                                            910,332
                                                                                                   -----------

Stockholders' Equity:
  Common stock, $.01 par value; 500 shares authorized and issued                                             5
  Paid-in capital                                                                                    1,110,521
  Accumulated deficit                                                                                 (438,612)
                                                                                                   -----------
      Total stockholders' equity                                                                       671,914
                                                                                                   -----------
      Total liabilities and stockholders' equity                                                   $ 2,145,668
                                                                                                   ===========

                                       GUILDMASTER, INC.

                                    STATEMENTS OF OPERATIONS
                                    ------------------------
                            Three Months Ended March 31, 2001 AND 2000
                                          (UNAUDITED)

                                                         2001                       2000
                                                    ---------------            ---------------
Sales                                               $     1,301,998            $     1,150,222
Cost of sales                                               702,338                    467,371
                                                    ---------------            ---------------
     Gross profit                                           599,660                    682,851

Operating expenses:
  Selling, general and administrative                       515,180                    644,273
  Depreciation and amortization                               8,442                      9,228
                                                    ---------------            ---------------
Net income from operations                                   76,038                     29,350

Other income (expense):
  Interest expense                                          (33,422)                   (28,362)
                                                    ---------------            ---------------

Net income                                          $        42,616            $           988
                                                    ===============            ===============

Basic and Diluted Earnings Per Share                $         85.23            $          1.98
                                                    ===============            ===============

Basic and Diluted Weighted Average
  Shares Outstanding                                            500                        500
                                                    ===============            ===============

                                              GUILDMASTER, INC.

                                 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                 --------------------------------------------
                                       Three Months Ended March 31, 2001
                                                 (UNAUDITED)

                                         Common Stock               Additional
                                     -----------------------         Paid-in          Accumulated
                                      Shares      Par Value          Capital            Deficit           Total
                                     --------    -----------      -------------      ------------      -----------
Balances, December 31, 2000             500        $    5          $ 1,130,751        $ (481,228)       $ 649,528

Net income                                -             -                    -            42,616           42,616

Acquisition costs                         -             -              (20,230)                -          (20,230)
                                        ---        ------          -----------        ----------        ---------
Balances, March 31, 2001                500        $    5          $ 1,110,521        $ (438,612)       $ 671,914
                                        ===        ======          ===========        ==========        =========




                                             GUILDMASTER, INC.

                                          STATEMENTS OF CASH FLOWS
                                          ------------------------
                                  Three Months Ended March 31, 2001 AND 2000
                                                 (UNAUDITED)

                                                                               2001              2000
                                                                          --------------     -------------
Cash flows from operating activities:
Net income                                                                $       42,616     $         988
Adjustment to reconcile net income proided
  by operating activities
     Depreciation                                                                  8,442             9,228
Changes in assets and liabilities
     Accounts receivable                                                         (83,117)           15,207
     Inventories                                                                  66,318           190,167
     Prepaid expenses                                                            112,137          (114,769)
     Deposits                                                                          -             1,425
     Accounts payable                                                             (4,896)            3,635
     Customer credits                                                            (22,611)          (52,879)
     Accrued expenses                                                            (29,503)          (17,262)
                                                                          --------------     -------------
             Net cash from in operating activities                                89,386            35,740
                                                                          --------------     -------------

Cash flows from investing activities
     Acquisition of property and equipment                                        (1,879)          (12,559)
     Advances to related parties                                                    (231)           (2,651)
                                                                          --------------     -------------
             Net cash used in investing activities                                (2,110)          (15,210)
                                                                          --------------     -------------

Cash flows from financing activities
     Repayment of debt                                                            (5,436)           (5,609)
     Repayment of stockholder note                                                     -              (186)
     Decrease in bank overdraft                                                  (61,712)          (14,735)
     Capitalized acquisition costs                                               (20,230)                -
                                                                          --------------     -------------
             Net cash used in financing activities                               (87,378)          (20,530)
                                                                          --------------     -------------


Net increase in cash and cash equivalents                                           (102)                -

Cash and equivalents, beginning of period                                            402               402
                                                                          --------------     -------------
Cash and equivalents, end of period                                       $          300     $         402
                                                                          ==============     =============

Supplemental disclosures of cash flow information:
  Cash paid during the year for interest                                  $       37,970     $      28,362
                                                                          ==============     =============

                                                  DECORIZE, INC.

                                   PRO FORMA CONDENSED COMBINING BALANCE SHEET
                                   -------------------------------------------
                                                  March 31, 2001
                                                    (UNAUDITED)


                         Decorate, Inc.                                            Decorize, Inc.
                         (Successor to                                 Pro Forma  (Successor to
                         Decorize.com, Guildmaster,  Pro Forma         Decorate  Guidelocators.com,  Pro Forma         Pro Forma
                              LLC)         Inc.     Adjustments Notes    Inc.          Inc.)        Adjustments Notes Decorize, Inc.
                         ------------- ------------ ----------- ----- ---------- ------------------ ----------- ----- --------------
          ASSETS
Current assets:
  Cash and cash equivalent  $ 449,670   $      300   $        -        $  449,970    $    456         $700,000   (D)   $1,150,426
  Accounts receivable         183,539      690,143            -           873,682           -                -            873,682
  Other receivables            23,537            -            -            23,537           -                -             23,537
  Inventory                    23,767    1,301,976            -         1,325,743           -                -          1,325,743
  Inventory deposits           73,738            -            -            73,738           -                -             73,738
  Prepaid expenses             26,037        7,467            -            33,504           -                -             33,504
                             --------   ----------   ----------        ----------    --------         --------         ----------
    Total current assets      780,288    1,999,886            -         2,780,174         456          700,000          3,480,630

  Property and equipment,
    net                       135,218      130,888            -           266,106           -                -            266,106
  Other assets                  1,960       14,894    1,828,086   (A)   1,844,940           -                -          1,844,940
                             --------   ----------   ----------        ----------    --------         --------         ----------
    Total assets             $917,466   $2,145,668   $1,828,086        $4,891,220       $ 456         $700,000        $ 5,591,676
                             ========   ==========   ==========        ==========    ========         ========         ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY

Current liabilities
  Debt maturing within
    one year                 $  3,311   $   20,443   $        -        $   23,754    $      -         $      -         $   23,754
  Bank overdraft                    -       75,768            -            75,768           -                -             75,768
  Accounts payable             38,201       94,737            -           132,938           -                -            132,938
  Customer credits                  -      104,465            -           104,465           -                -            104,465
  Accrued expenses             79,033      123,367            -           202,400       7,621                -            210,021
                             --------   ----------   ----------        ----------    --------         --------         ----------
    Total current
      liabilities             120,545      418,780            -           539,325       7,621                -            546,946

Long-term Debt                  4,012      144,642            -           148,654      47,000                -            195,654

Note payable to
  stockholders                      -      910,332      389,668   (B)   1,300,000           -                -          1,300,000

Stockholders' Equity          792,909      671,914    1,438,418   (C)   2,903,241     (54,165)         700,000          3,549,076
                             --------   ----------   ----------        ----------    --------         --------         ----------
    Total liabilities
      and stockholders'
      equity                 $917,466   $2,145,668   $1,828,086        $4,891,220    $    456         $700,000         $5,591,676
                             ========   ==========   ==========        ==========    ========         ========         ==========

(A) To record goodwill. Acquisition price was $2,500,000 of which $375,000 was paid by a note and $2,125,000 was paid by issuing 223,210 shares of Decorate, Inc. common stock.

(B)    To record debt related to acquisition.

(C)    Acquisition price                          $   2,500,000
       Acquisition debt                                (389,668)
       Eliminate Guildmaster Equity                    (671,914)
                                                  -------------
                                                  $   1,438,418
                                                  =============

(D)    Issuance of 876,000 Guidelocators.com, Inc. common stock for $700,000.

                                                          DECORIZE, INC.

                                      PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                                      -----------------------------------------------------
                                                   Year Ended December 31, 2000
                                                           (UNAUDITED)



                         Decorate, Inc.*                                           Decorize, Inc.
                         (Successor to                                 Pro Forma  (Successor to
                         Decorize.com, Guildmaster,  Pro Forma         Decorate  Guidelocators.com,  Pro Forma         Pro Forma
                              LLC)         Inc.     Adjustments Notes    Inc.          Inc.)        Adjustments Notes Decorize, Inc.
                         ------------- ------------ ----------- ----- ---------- ------------------ ----------- ----- --------------
Sales                       $ 284,307   $5,672,532   $        -        $5,956,839    $      -         $      -         $5,956,839

Cost of sales                 220,829    3,257,119            -         3,477,948           -                -          3,477,948
                            ----------- ------------ ------------      ------------------------  ---------------      -------------
Gross profit                   63,478    2,415,413            -         2,478,891           -                -          2,478,891
                            ----------- ------------ ------------      ------------------------  ---------------      -------------

Operating expenses:
  Selling, general and
    administrative            654,866    1,840,254            -         2,495,120      10,596                -          2,505,716

  Depreciation and
    amortization               17,190       36,438      142,908   (A)     196,536           -                -            196,536
                            ----------- ------------ ------------      ------------------------  ---------------      -------------
      Total operating
        expenses              672,056    1,876,692      142,908         2,691,656      10,596                -          2,702,252
                            ----------- ------------ ------------      ------------------------  ---------------      -------------

Income (loss) from
  operations                 (608,578)     538,721     (142,908)         (212,765)    (10,596)               -           (223,361)
                            ----------- ------------ ------------      ------------------------  ---------------      -------------

Other income (expense):
  Gain on sale of assets            -          800            -               800           -                -                800

  Interest income (expense),
    net                        14,990     (135,580)     (30,000)  (B)    (150,590)     (2,372)          35,000   (D)     (117,962)

  Loss on abandonment of
    property and equipment    (72,293)           -            -           (72,293)          -                -            (72,293)
                            ----------- ------------ ------------      ------------------------  ---------------      -------------
      Total other income
        (expense)             (57,303)    (134,780)     (30,000)         (222,083)     (2,372)          35,000           (189,455)
                            ----------- ------------ ------------      ------------------------  ---------------      -------------

Net Income (Loss) Before
  Income Taxes               (665,881)     403,941     (172,908)         (434,848)    (12,968)          35,000           (412,816)

  Income Taxes                      -            -      (52,549)  (C)     (52,549)          -            3,965            (48,584)
                            ----------- ------------ ------------      ------------------------  ---------------      -------------

Net Income (Loss)           $(665,881)   $ 403,941   $ (120,359)       $ (382,299)   $(12,968)        $ 31,035         $ (364,232)
                            =========== ============ ============      ========================  ===============      =============


Basic and diluted earnings
  per share                                                                          $  (0.01)                         $    (0.04)
                                                                                     ========                          ==========
Basic and diluted common
  equivalent shares                                                                 2,574,000        7,426,000   (E)   10,000,000
                                                                                    =========        =========         ==========

(A) Recognition of additional amortization related to goodwill using a 15 year life.

(B) Recognition of additional interest expense related to $375,000 of debt issued by Decorate, Inc. for 7,500 shares of Guildmaster, Inc. The debt has no repayment terms and has an interest rate of 1% in excess of the prime rate.

(C) Recognition of the federal and state income taxes at an effective rate of 18%.

(D) Recognition of additional interest income earned on $700,000 proceeds from issuance of 876,000 shares of common stock. Interest was calculated at 5%.

(E) To reflect the issuance of 7,700,000 shares of Guidelocator.com, Inc. common stock to the holders of Decorate, Inc. outstanding stock, the issuance of an additional 876,000 shares and the redemption of 1,150,000 shares.

      * From date of inception (March 6, 2000) to December 31, 2000.

                                                          DECORIZE, INC.

                                       PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                                       -----------------------------------------------------
                                                 Three Months Ended March 31, 2001
                                                          (UNAUDITED)

                         Decorate, Inc.                                            Decorize, Inc.
                         (Successor to                                 Pro Forma  (Successor to
                         Decorize.com, Guildmaster,  Pro Forma         Decorate  Guidelocators.com,  Pro Forma         Pro Forma
                              LLC)         Inc.     Adjustments Notes    Inc.          Inc.)        Adjustments Notes Decorize, Inc.
                         ------------- ------------ ----------- ----- ---------- ------------------ ----------- ----- --------------
Sales                       $ 426,895   $1,301,998   $        -        $1,728,893    $      -         $      -         $1,728,893

Cost of sales                 299,002      702,338            -         1,001,340           -                -          1,001,340
                            -----------------------  -----------      ------------- ----------   --------------      -------------
Gross profit                  127,893      599,660            -           727,553           -                -            727,553
                            -----------------------  -----------      ------------- ----------   --------------      -------------

Operating expenses:
  Selling, general and
    administrative            461,866      515,180            -           977,046       1,960                -            979,006

  Depreciation and
    amortization               12,910        8,442       35,727   (A)      57,079           -                -             57,079
                            -----------------------  -----------      ------------- ----------   --------------      -------------
      Total operating
        expenses              474,776      523,622       35,727         1,034,125       1,960                -          1,036,085
                            -----------------------  -----------      ------------- ----------   --------------      -------------

Income (loss) from
  operations                 (346,883)      76,038      (35,727)         (306,572)     (1,960)               -           (308,532)

Other income (expense):
  Interest income (expense),
    net                         5,427      (33,422)      (7,500)  (B)     (35,495)     (1,159)           8,750   (D)      (27,904)
                            -----------------------  -----------      ------------- ----------   --------------      -------------

Net Income (Loss) Before
  Income Taxes               (341,456)      42,616      (43,227)         (342,067)     (3,119)           8,750           (336,436)

  Income Taxes                      -            -      (55,141)  (C)     (55,141)          -            1,014            (54,127)
                            -----------------------  -----------      ------------- ----------   --------------      -------------
Net Income (Loss)           $(341,456)  $   42,616   $   11,914        $ (286,926)   $ (3,119)        $  7,736         $ (282,309)
                            =======================  ===========      ============= ==========   ==============      =============


Basic and diluted earnings
  per share                                                                          $ (0.001)                         $   (0.028)
                                                                                     ========                          ==========
Basic and diluted common
  equivalent shares                                                                 2,574,000        7,426,000   (E)   10,000,000
                                                                                    =========        =========         ==========

(A) Recognition of additional amortization related to goodwill using a 15 year life.

(B) Recognition of additional interest expense related to $375,000 of debt issued by Decorate, Inc. for 7,500 shares of Guildmaster, Inc. The debt has no repayment terms and has an interest rate of 1% in excess of the prime rate.

(C) Recognition of the federal and state income taxes at an effective rate of 18%.

(D) Recognition of additional interest income earned on $700,000 proceeds from issuance of 876,000 shares of common stock. Interest was calculated at 5%.

(E) To reflect the issuance of 7,700,000 shares of Guidelocator.com, Inc. common stock to the holders of Decorate, Inc. outstanding stock, the issuance of an additional 876,000 shares and the redemption of 1,150,000 shares.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DECORIZE, INC.



                                                     By:  /s/ Jon Baker
                                                         ---------------------
                                                         Jon Baker, CEO

Dated:  July 23, 2001

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